Exhibit 99.1 April 30, 2019 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 ONEOK Announces 27% Increase in First-quarter 2019 Net Income TULSA, Okla. - April 30, 2019 - ONEOK, Inc. (NYSE: OKE) today announced higher first-quarter 2019 financial results and higher natural gas liquids (NGL) and natural gas volumes, compared with the first quarter 2018. Higher First-quarter 2019 Results, Compared With the First Quarter 2018: • 27% increase in net income to $337.2 million, or 81 cents per diluted share. • 12% increase in adjusted EBITDA to $637.5 million. • 1.43 times dividend coverage ratio. • 8% increase in NGL raw feed throughput volumes. • 7% increase in natural gas volumes processed. FIRST-QUARTER 2019 FINANCIAL HIGHLIGHTS Three Months Ended March 31, 2019 2018 (Millions of dollars, except per share and dividend coverage ratio amounts) Net income $ 337.2 $ 266.0 Net income per diluted share $ 0.81 $ 0.64 Adjusted EBITDA (a) $ 637.5 $ 570.3 DCF (a) $ 506.8 $ 432.0 DCF in excess of dividends paid (a) $ 152.6 $ 115.6 Dividend coverage ratio (a) 1.43 1.37 Operating income $ 468.7 $ 419.7 Operating costs $ 240.8 $ 210.3 Depreciation and amortization $ 114.2 $ 104.2 Equity in net earnings from investments $ 43.5 $ 40.2 Capital expenditures $ 889.7 $ 264.5 (a) Adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), distributable cash flow (DCF) and dividend coverage ratio are non-GAAP measures. Reconciliations to relevant GAAP measures are included in this news release. -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 2 “Our capital-growth program remains on track and on budget, with our largest projects slated for completion beginning early in the third quarter of 2019 through the first quarter of 2020,” said Terry K. Spencer, ONEOK president and chief executive officer. “Over the coming months, we expect to add critical NGL takeaway, fractionation and natural gas processing capacity for our customers where they need it most, providing ONEOK with substantial long- term earnings and cash flow growth. “Continued strong producer activity and recent project completions resulted in solid first- quarter results that have positioned us well for the remainder of 2019,” added Spencer. FIRST-QUARTER 2019 FINANCIAL PERFORMANCE ONEOK’s net income and adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) increased 27% and 12%, respectively, in the first quarter 2019, compared with the first quarter 2018. Higher results were driven primarily by NGL and natural gas volume growth in the Williston Basin, and NGL volume growth in the STACK and SCOOP areas and Permian Basin. Increased NGL optimization and marketing activities, higher average fee rates in the natural gas liquids segment and increased transportation services in the natural gas pipelines segment also contributed to higher results. Net income also increased due to higher allowance for equity funds used during construction (AFUDC) due to spending on ONEOK’s announced capital-growth projects. Results were offset partially by higher employee-related costs in all three segments, the timing of routine maintenance costs in the natural gas liquids segment and costs associated with the growth of ONEOK’s operations in the natural gas gathering and processing segment. HIGHLIGHTS: • Announcing in April 2019 a $100 million, 75-mile NGL pipeline lateral connecting the northern portion of the Bakken NGL Pipeline with a third-party natural gas processing plant in Williams County, North Dakota; • Declaring in April 2019 a quarterly dividend of 86.5 cents per share, or $3.46 per share on an annualized basis, an increase of 9% compared with the same quarter in 2018; • Distributable cash flow (DCF) in excess of dividends paid of $152.6 million; • Completing in March 2019 a $1.25 billion public offering of senior notes, consisting of $700 million of 10-year senior notes at a coupon of 4.35% and $550 million of 5.20% senior notes due 2048 through an add-on to its existing issue, generating net proceeds of approximately $1.23 billion; • Debt-to-EBITDA ratio on an annualized run-rate basis of 4.0 times as of March 31, 2019; • Having $2.50 billion available under its credit agreement and $750 million available on its three-year unsecured term loan agreement, totaling $3.25 billion of available borrowing capacity combined as of March 31, 2019; and -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 3 • Repaying in March 2019 $500 million of 8.625% senior notes. BUSINESS-SEGMENT RESULTS: Natural Gas Liquids Segment The natural gas liquids segment’s first-quarter 2019 adjusted EBITDA increased 10%, compared with the same period in 2018, due primarily to higher volumes in the Williston and Permian basins and STACK and SCOOP areas, and higher earnings from optimization and marketing activities. First-quarter 2019 NGL raw feed throughput volumes increased 8%, compared with the same period in 2018. Three Months Ended March 31, Natural Gas Liquids Segment 2019 2018 Adjusted EBITDA $ 377.6 $ 342.1 Capital expenditures $ 639.3 $ 124.9 The increase in first-quarter 2019 adjusted EBITDA, compared with the first quarter 2018, primarily reflects: • A $30.5 million increase in exchange services due to $44.8 million from higher volumes primarily in the Williston and Permian basins and the STACK and SCOOP areas and $21.6 million in higher average fee rates primarily in the Permian Basin, offset partially by $21.7 million in higher rail transportation and third-party fractionation costs, $7.5 million due primarily to narrower product price differentials and $4.7 million related to unfractionated NGLs in inventory; and • A $26.5 million increase in optimization and marketing due primarily to higher earnings on the sale of NGL products previously held in inventory and wider location price differentials; offset partially by • An $18.8 million increase in operating costs due primarily to higher employee-related costs and the timing of routine maintenance projects. Natural Gas Gathering and Processing Segment The natural gas gathering and processing segment’s first-quarter 2019 adjusted EBITDA increased 17%, compared with the same period in 2018. -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 4 Continued volume growth primarily in the Williston Basin drove higher first-quarter results, including a 7% increase in total natural gas volumes processed compared with the same period in 2018. The segment also continues to benefit from higher fee-based earnings, with an average fee rate of 91 cents per Million British thermal units (MMBtu) in the first quarter 2019, compared with 88 cents per MMBtu in the first quarter 2018. Three Months Ended March 31, Natural Gas Gathering and Processing Segment 2019 2018 Adjusted EBITDA $ 152.2 $ 130.6 Capital expenditures $ 215.1 $ 111.7 First-quarter 2019 adjusted EBITDA increased, compared with the first quarter 2018, which primarily reflects: • A $24.4 million increase due primarily to natural gas volume growth in the Williston Basin, offset partially by natural production declines; and • A $4.0 million increase due primarily to higher realized natural gas prices, net of hedges; offset partially by • A $3.8 million increase in operating costs due primarily to higher employee-related costs due to the growth of ONEOK’s operations, offset partially by lower materials and supplies expenses; and • A $2.9 million decrease due primarily to lower equity in net earnings from investments in the coal-bed methane area of the Powder River Basin. Natural Gas Pipelines Segment The natural gas pipelines segment’s adjusted EBITDA increased 14% in the first quarter 2019, compared with the same period in 2018, due primarily to higher firm transportation capacity contracted. Three Months Ended March 31, Natural Gas Pipelines Segment 2019 2018 Adjusted EBITDA $ 106.6 $ 93.6 Capital expenditures $ 28.7 $ 19.9 -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 5 The increase in adjusted EBITDA for the first quarter 2019, compared with the first quarter 2018, primarily reflects: • A $15.7 million increase from higher transportation services due primarily to higher firm transportation capacity contracted; and • A $5.0 million increase in equity in net earnings from investments due to increased seasonal transportation capacity contracted on Northern Border Pipeline; offset partially by • A $4.6 million decrease from lower net retained fuel and the timing of equity gas sales; and • A $2.3 million increase in operating costs due primarily to higher employee-related costs. EARNINGS CONFERENCE CALL AND WEBCAST: ONEOK executive management will conduct a conference call at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time) on May 1, 2019. The call also will be carried live on ONEOK’s website. To participate in the telephone conference call, dial 877-260-1479, pass code 8381319, or log on to www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for 30 days. A recording will be available by phone for seven days. The playback call may be accessed at 888-203-1112, pass code 8381319. LINKS TO EARNINGS TABLES AND PRESENTATION: Tables: http://ir.oneok.com/~/media/Files/O/OneOK-IR/financial-reports/2019/q1-2019-earnings-results-financial-news.pdf Presentation: http://ir.oneok.com/~/media/Files/O/OneOK-IR/financial-reports/2019/q1-2019-earnings-results-presentation.pdf NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), distributable cash flow and dividend coverage ratio, which are non-GAAP financial metrics, used to measure the company’s financial performance and are defined as follows: • Adjusted EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items; -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 6 • Distributable cash flow is defined as adjusted EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, excluding noncash impairment charges, adjusted for cash distributions received from unconsolidated affiliates and certain other items; and • Dividend coverage ratio is defined as ONEOK’s distributable cash flow to ONEOK shareholders divided by the dividends paid for the period. These non-GAAP financial measures described above are useful to investors because they, and similar measures, are used by many companies in the industry as a measure of financial performance and are commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare ONEOK’s financial performance with the performance of other companies within ONEOK’s industry. Adjusted EBITDA, distributable cash flow and dividend coverage ratio should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of net income to adjusted EBITDA, distributable cash flow and dividend coverage ratio are included in the tables. ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends), liquidity, management's plans and objectives for our future capital-growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids pipelines and processing facilities), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “scheduled,” “should,” “will,” “would” and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward- looking statement speaks only as of the date on which such statement is made, and, other than as required under -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 7 securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following: • competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel; • the capital intensive nature of our businesses; • the profitability of assets or businesses acquired or constructed by us; • risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties; • the uncertainty of estimates, including accruals and costs of environmental remediation; • the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, climate change initiatives and authorized rates of recovery of natural gas and natural gas transportation costs; • the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers' desire and ability to drill and obtain necessary permits; reserve performance; and capacity constraints on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities; • difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines; • the effects of weather and other natural phenomena, including climate change, on our operations, demand for our services and energy prices; • changes in demand for the use of natural gas, NGLs and crude oil because of market conditions caused by concerns about climate change; • the impact of unforeseen changes in interest rates, debt and equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in equity and bond market returns; • our indebtedness and guarantee obligations could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt, or have other adverse consequences; • actions by rating agencies concerning our credit; • the results of administrative proceedings and litigation, regulatory actions, rule changes and receipt of expected clearances involving any local, state or federal regulatory body, including the Federal Energy Regulatory Commission (FERC), the National Transportation Safety Board, the Pipeline and Hazardous Materials Safety Administration (PHMSA), the U.S. Environmental Protection Agency (EPA) and the U.S. Commodity Futures Trading Commission (CFTC); • our ability to access capital at competitive rates or on terms acceptable to us; • risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling or extended periods of ethane rejection; • the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant; • the impact and outcome of pending and future litigation; • the timing and extent of changes in energy commodity prices; • the ability to market pipeline capacity on favorable terms, including the effects of: – future demand for and prices of natural gas, NGLs and crude oil; – competitive conditions in the overall energy market; – availability of supplies of United States natural gas and crude oil; and – availability of additional storage capacity; • performance of contractual obligations by our customers, service providers, contractors and shippers; -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 8 • the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances; • our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems; • the mechanical integrity of facilities operated; • demand for our services in the proximity of our facilities; • our ability to control operating costs and make cost-saving changes; • acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers', customers’ or shippers' facilities; • economic climate and growth in the geographic areas in which we do business; • the risk of a prolonged slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets; • the impact of recently issued and future accounting updates and other changes in accounting policies; • the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions throughout the world; • the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks; • risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • the impact of uncontracted capacity in our assets being greater or less than expected; • the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates; • the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines; • the efficiency of our plants in processing natural gas and extracting and fractionating NGLs; • the impact of potential impairment charges; • the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting; • our ability to control construction costs and completion schedules of our pipelines and other projects; and • the risk factors listed in the reports ONEOK has filed and may file with the Securities and Exchange Commission (the "SEC"), which are incorporated by reference. These reports are also available from the sources described below. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ### -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 9 ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Three Months Ended March 31, (Unaudited) 2019 2018 (Thousands of dollars, except per share amounts) Revenues Commodity sales $ 2,472,959 $ 2,820,004 Services 306,999 282,073 Total revenues 2,779,958 3,102,077 Cost of sales and fuel (exclusive of items shown separately below) 1,956,377 2,368,026 Operations and maintenance 207,251 181,181 Depreciation and amortization 114,158 104,237 General taxes 33,490 29,023 Gain on sale of assets (60) (89) Operating income 468,742 419,699 Equity in net earnings from investments 43,481 40,187 Allowance for equity funds used during construction 12,441 230 Other income 9,360 738 Other expense (3,462) (3,309) Interest expense (net of capitalized interest of $19,192, and $2,038, respectively) (115,420) (115,725) Income before income taxes 415,142 341,820 Income taxes (77,934) (75,771) Net income 337,208 266,049 Less: Net income attributable to noncontrolling interests — 1,541 Net income attributable to ONEOK 337,208 264,508 Less: Preferred stock dividends 275 275 Net income available to common shareholders $ 336,933 $ 264,233 Basic earnings per common share $ 0.82 $ 0.65 Diluted earnings per common share $ 0.81 $ 0.64 Average shares (thousands) Basic 412,908 409,676 Diluted 415,233 412,173 -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 10 ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS March 31, December 31, (Unaudited) 2019 2018 Assets (Thousands of dollars) Current assets Cash and cash equivalents $ 27,814 $ 11,975 Accounts receivable, net 812,869 818,958 Materials and supplies 163,731 141,174 Natural gas and natural gas liquids in storage 243,223 296,667 Commodity imbalances 38,349 29,050 Other current assets 56,793 100,808 Total current assets 1,342,779 1,398,632 Property, plant and equipment Property, plant and equipment 18,887,742 18,030,963 Accumulated depreciation and amortization 3,369,710 3,264,312 Net property, plant and equipment 15,518,032 14,766,651 Investments and other assets Investments in unconsolidated affiliates 950,924 969,150 Goodwill and intangible assets 964,167 967,142 Other assets 158,423 130,096 Total investments and other assets 2,073,514 2,066,388 Total assets $ 18,934,325 $ 18,231,671 -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 11 ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS (Continued) March 31, December 31, (Unaudited) 2019 2018 Liabilities and equity (Thousands of dollars) Current liabilities Current maturities of long-term debt $ 307,650 $ 507,650 Accounts payable 1,027,322 1,116,337 Commodity imbalances 120,145 110,197 Accrued interest 113,567 161,377 Finance lease liability 1,809 1,765 Other current liabilities 119,176 211,110 Total current liabilities 1,689,669 2,108,436 Long-term debt, excluding current maturities 10,004,341 8,873,334 Deferred credits and other liabilities Deferred income taxes 270,751 219,731 Finance lease liability 25,775 26,244 Other deferred credits 501,783 424,383 Total deferred credits and other liabilities 798,309 670,358 Commitments and contingencies Equity ONEOK shareholders’ equity: Preferred stock, $0.01 par value: authorized and issued 20,000 shares at March 31, 2019, and December 31, 2018 — — Common stock, $0.01 par value: authorized 1,200,000,000 shares, issued 445,016,234 shares and outstanding 412,752,687 shares at March 31, 2019; issued 445,016,234 shares and outstanding 411,532,606 shares at December 31, 2018 4,450 4,450 Paid-in capital 7,527,847 7,615,138 Accumulated other comprehensive loss (269,524) (188,239) Retained earnings — — Treasury stock, at cost: 32,263,547 shares at March 31, 2019, and 33,483,628 shares at December 31, 2018 (820,767) (851,806) Total equity 6,442,006 6,579,543 Total liabilities and equity $ 18,934,325 $ 18,231,671 -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 12 ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Three Months Ended March 31, (Unaudited) 2019 2018 (Thousands of dollars) Operating activities Net income $ 337,208 $ 266,049 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 114,158 104,237 Equity in net earnings from investments (43,481) (40,187) Distributions received from unconsolidated affiliates 45,936 41,095 Deferred income taxes 75,994 74,890 Share-based compensation expense 8,607 7,203 Pension and postretirement benefit expense, net of contributions (12,250) (8,393) Allowance for equity funds used during construction (12,441) (230) Gain on sale of assets (60) (89) Changes in assets and liabilities: Accounts receivable 6,089 358,733 Natural gas and natural gas liquids in storage 53,444 149,825 Accounts payable (62,469) (361,008) Commodity imbalances, net 649 (39,755) Accrued interest (47,810) (37,784) Risk-management assets and liabilities 4,362 34,387 Other assets and liabilities, net (114,330) (53,652) Cash provided by operating activities 353,606 495,321 Investing activities Capital expenditures (less allowance for equity funds used during construction) (889,705) (264,467) Contributions to unconsolidated affiliates (1,016) (147) Distributions received from unconsolidated affiliates in excess of cumulative earnings 13,527 8,721 Proceeds from sale of assets 12,365 241 Cash used in investing activities (864,829) (255,652) Financing activities Dividends paid (354,203) (316,408) Distributions to noncontrolling interests — (1,500) Borrowing (repayment) of short-term borrowings, net — (614,673) Issuance of long-term debt, net of discounts 1,442,782 — Debt financing costs (11,663) — Repayment of long-term debt (501,913) (501,913) Issuance of common stock 4,784 1,182,117 Other, net (52,725) (7,011) Cash provided by (used in) financing activities 527,062 (259,388) Change in cash and cash equivalents 15,839 (19,719) Cash and cash equivalents at beginning of period 11,975 37,193 Cash and cash equivalents at end of period $ 27,814 $ 17,474 -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 13 ONEOK, Inc. and Subsidiaries INFORMATION AT A GLANCE Three Months Ended March 31, (Unaudited) 2019 2018 (Millions of dollars, except as noted) Natural Gas Liquids Operating costs, excluding noncash compensation adjustments $ 103.4 $ 84.6 Depreciation and amortization $ 46.4 $ 42.4 Equity in net earnings from investments $ 17.5 $ 16.4 Adjusted EBITDA $ 377.6 $ 342.1 Raw feed throughput (MBbl/d) (a) 1,028 949 NGLs transported-gathering lines (MBbl/d) (b) 944 855 NGLs fractionated (MBbl/d) (c) 729 693 Average Conway-to-Mont Belvieu OPIS price differential - ethane in ethane/propane mix ($/gallon) $ 0.10 $ 0.09 Capital expenditures $ 639.3 $ 124.9 (a) - Represents physical raw feed volumes on which ONEOK charges a fee for transportation and/or fractionation services. (b) - Includes volumes for consolidated entities only. (c) - Includes volumes at company-owned and third-party facilities. Natural Gas Gathering and Processing Operating costs, excluding noncash compensation adjustments $ 89.3 $ 85.5 Depreciation and amortization $ 52.7 $ 47.7 Equity in net earnings (loss) from investments $ (1.2) $ 1.7 Adjusted EBITDA $ 152.2 $ 130.6 Natural gas gathered (BBtu/d) (a) 2,636 2,460 Natural gas processed (BBtu/d) (b) 2,442 2,285 NGL sales (MBbl/d) (a) 214 194 Residue natural gas sales (BBtu/d) (b) 1,130 964 Average fee rate ($/MMBtu) (a) $ 0.91 $ 0.88 Capital expenditures $ 215.1 $ 111.7 (a) - Includes volumes for consolidated entities only. (b) - Includes volumes ONEOK processed at company-owned and third-party facilities. Natural Gas Pipelines Operating costs, excluding noncash compensation adjustments $ 34.2 $ 31.9 Depreciation and amortization $ 14.2 $ 13.3 Equity in net earnings from investments $ 27.1 $ 22.1 Adjusted EBITDA $ 106.6 $ 93.6 Natural gas transportation capacity contracted (MDth/d) (a) 7,480 6,779 Transportation capacity subscribed (a) 99% 97 % Capital expenditures $ 28.7 $ 19.9 (a) - Includes volumes for consolidated entities only. -more-

ONEOK Announces 27% Increase in First-quarter 2019 Net Income April 30, 2019 Page 14 ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended March 31, (Unaudited) 2019 2018 (Thousands of dollars, except per share amounts) Reconciliation of net income to adjusted EBITDA and distributable cash flow Net income $ 337,208 $ 266,049 Interest expense, net of capitalized interest 115,420 115,725 Depreciation and amortization 114,158 104,237 Income taxes 77,934 75,771 Noncash compensation expense 5,540 9,226 Equity AFUDC and other noncash items (12,778) (672) Adjusted EBITDA 637,482 570,336 Interest expense, net of capitalized interest (115,420) (115,725) Maintenance capital (41,378) (29,793) Equity in net earnings from investments (43,481) (40,187) Distributions received from unconsolidated affiliates 59,463 49,816 Other 10,136 (2,470) Distributable cash flow $ 506,802 $ 431,977 Dividends paid to preferred shareholders (275) (275) Distributable cash flow to shareholders $ 506,527 $ 431,702 Dividends paid $ (353,928) $ (316,133) Distributable cash flow in excess of dividends paid $ 152,599 $ 115,569 Dividends paid per share $ 0.860 $ 0.770 Dividend coverage ratio 1.43 1.37 Number of shares used in computation (thousands) 411,544 410,562